CONSENT AND AGREEMENT
OF LICENSOR TO COLLATERAL ASSIGNMENT

THIS CONSENT AND AGREEMENT OF LICENSOR TO COLLATERAL ASSIGNMENT (the "Consent"), made and entered this _____ day of March, 2007, by **NEXANS DEUTSCHLAND INDUSTRIES GMBH & CO. KG** (the "Licensor"); **COPPERWELD BIMETALLICS LLC** (successor to Copperweld Bimetallic Products Company), a Delaware limited liability company (the "Company"); and **THE CIT GROUP/COMMERCIAL SERVICES, INC.**, a New York corporation (the "Lender");

WITNESSETH:

WHEREAS, the Licensor and the Company are parties to a certain License Agreement, effective as of July 1, 1991 and amended March 9th, 2000 meanwhile transferred from kabelmetal electro GmbH to LICENSOR (such License Agreement, as amended, modified, supplemented or restated from time to time, being herein called the "License Agreement"), a copy of which is attached hereto as Exhibit A, pursuant to which the Licensor has granted the Company an exclusive license for the United States to make, use and sell certain Licensed Products (as such term is defined in the License Agreement) and a non-exclusive license to sell such Licensed Products in certain other countries, upon the terms and subject to the conditions described therein;

WHEREAS, the Company and the Lender proposed to enter into a certain Financing Agreement, dated on or about the date hereof (such Financing Agreement, as amended, modified, supplemented or restated from time to time, being herein called the "Financing Agreement"), pursuant to which, and upon the terms and subject to the conditions contained therein, the Lender has agreed to make loans and extend credit and other financial accommodations to the Company;

WHEREAS, pursuant to the Financing Agreement, the Company has executed in favor of the Lender a Collateral Assignment of Rights Under License Agreement, dated on or about the date hereof (such Collateral Assignment of Rights Under License Agreement, as amended, modified, supplemented or restated from time to time, being herein called the "Assignment"), by which the Company has collaterally assigned to the Lender, as security for all of the Obligations (as such term is defined in the Financing Agreement), all of the Company's right, title and interest in, to and under the License Agreement;

WHEREAS, pursuant to Section 17 of the License Agreement, the Company is prohibited from assigning any of its rights, interests or obligations under the License Agreement without the prior written consent of the Licensor;

WHEREAS, as a condition precedent to the making of the loans and the extending of the credit to the Company contemplated by the Financing Agreement, the Lender requires the execution of this Consent by the Licensor, pursuant to which the Licensor shall grant its consent to the Assignment and shall grant certain assurances to the Lender with respect to the License Agreement; and

WHEREAS, in order to induce the Lender to enter into the Financing Agreement and to make the loans and extend the credit to the Company contemplated thereby, the Licensor has agreed to make and execute this Consent;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. __**Estoppel**__ 1. The Licensor hereby declares to the Lender that up to his best knowledge:

(a) The Licensor is the licensor under the License Agreement;

(b) A true, accurate and complete copy of the License Agreement, and all supplements, amendments and modifications thereto, is attached to this Consent as __Exhibit A__;

(c) As of the date hereof, the License Agreement is in full force and effect without modification or amendment and is enforceable against the Licensor in accordance with its terms;

(d) The License Agreement embodies the entire agreement between the Licensor and the Company with respect to the use and license by the Company of the Licensed Product. There are no other agreements or understandings between the Licensor and the Company with regard to the use or license of the Licensed Product, and there are no other agreements, understandings or side letters whatsoever between the Licensor and the Company pertaining in any way to the Licensed Product; and

(e) There have been and are no defaults under the terms and conditions of the License Agreement by either the Licensor or, to the best knowledge of the Licensor, the Company and there are no events which have occurred which, with the giving of notice or the passage of time, or both, would constitute a default by either the Licensor or the Company thereunder. No controversy presently exists between the Licensor and the Company, including litigation or arbitration, with regard to the License Agreement or the performance thereof.

2. Consent to Assignment. The Licensor hereby consents to the collateral assignment by the Company to the Lender of its rights in, to and under the License Agreement pursuant to the Assignment and agrees that the Assignment is permitted under the License Agreement and will not constitute a default or event of default on the part of the Company there under.

3. Agreements of the Licensor. The Licensor agrees with the Lender that:

(a) The Licensor shall provide the Lender with a copy of any notice of default, termination or similar kind of notice given to the Company under the License Agreement, simultaneously with the giving of such notice to the Company. No default or event of default or termination of the License Agreement predicated on the giving of any notice to the Company shall be complete unless like notice in writing shall have been given to the Lender and the Lender has been given the same cure period as is given to the Company under the License Agreement, or a period of thirty (30) days, whichever period is longer;

(b) In the event the Company defaults in the performance of any of its obligations under the License Agreement, regardless of whether such default consists of a failure to make a payment when due or a failure to do any other thing which the Company is required to do under the License Agreement, the Lender, without prejudice to any of its rights against the Company, shall have the right (but not the obligation) to make good such default within the period set forth in Section 3(a) above, and the Licensor shall accept such performance on the part of the Lender as though the same had been performed by the Company;

(c) Notwithstanding anything in the License Agreement to the contrary, if the Company defaults in the payment or performance of any of its Obligations, and, as a result, the Lender exercises its remedies and forecloses on its security interests, the License Agreement may be assigned by the Lender to a third party assignee or to any purchaser pursuant to a private or public foreclosure sale, in each case to a third party assignee or other purchaser approved by the Licensor, which approval shall not be unreasonably withheld, but otherwise subject to all of the other covenants, conditions and restrictions set forth in the License Agreement, and the requirement that all amounts then due and owing to the Licensor under the License Agreement be paid concurrently with the granting of any such approval by the Licensor;

(d) Notwithstanding anything in the License Agreement to the contrary, if the Company defaults in the payment or performance of any of its Obligations, and, as a result, the Lender exercises its remedies and forecloses on its security interests, Licensor hereby grants to the Lender, for a period of three (3) months after the termination of the License Agreement for any reason, the right and license to use the Licensed Product on and in connection with the manufacture, use and sale of the Collateral. If the Lender sells any Licensed Product, then the Lender shall pay all royalties payable under Section

6.1 of the License Agreement. The royalties payable by the Lender hereunder shall be payable to the Licensor without regard to the existence of a credit on or deficiency in the previous payment or nonpayment of such royalties by the Company. The Lender shall not be responsible for the payment of any royalties or any other payments incurred or owing by the Company to the Licensor which were incurred prior to the Lender's exercise of its remedies and the Lender's use of the Licensed Product in accordance with this Section 3.

4. **Injunction; Restraining Order; Bankruptcy**. The time period set forth in Section 3 above shall be extended for any period of time that the Lender is prohibited from enforcing its security interest in the Licensed Product by virtue of any injunction or restraining order or by the imposition of the automatic stay arising from the commencement of a bankruptcy case or other insolvency proceeding by or against either of the Company or the Licensor.

5. **Notices**. Any notice or other communication required hereunder shall be in writing (messages sent by e-mail or other electronic transmission (other than by telecopier) shall not constitute a writing, however any signature on a document or other writing that is transmitted by e-mail or telecopier shall constitute a valid signature for purposes hereof), and shall be deemed to have been validly served, given or delivered when received by the recipient if hand delivered, sent by commercial overnight courier or sent by facsimile, or three (3) Business Days after deposit in the United States mail, with proper first class postage prepaid and addressed to the party to be notified as follows:

(a) if to the Lender, at:

The CIT Group/Commercial Services, Inc.
Two Wachovia Center, 25th Floor
(zip code 28202)
Post Office Box 31307
Charlotte, North Carolina 28231-1307
Attn: Regional Credit Manager
Facsimile No.: 704-339-2250

(b) if to the Company, at:

Copperweld Bimetallics LLC
254 Cotton Mill Road
Fayetteville, Tennessee 37334
Attn: ____________________
Facsimile No.: ____________________

(ii) If to the Licensor, at:

Nexans Deutschland Industries GmbH & Co.KG
Kabelkamp 20
30179 Hannover
Attn: Friedrich Harten
Facsimile No.: +49 511 676-3777

or to such other address as each party may designate for itself by notice given in accordance with this Section 5.

6. **Term of Agreement**. This agreement only becomes effective after Wachovia Bank has released Nexans of its prior commitments from the agreement dated June, 2006.
This Consent, and the agreements of the parties set forth herein, shall continue to be effective until all Obligations owed by the Company to the Lender shall have been paid and discharged in full and the Financing Agreement shall be terminated in writing.

7. **Execution In Counterparts**. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

8. **Amendments**. This Assignment may not be amended, modified or waived except with the written consent of the Company and the Lender.

9. **Miscellaneous**. This Assignment shall be binding upon the parties hereto and their respective successors and assigns. The section titles contained in this Assignment are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement between the parties hereto. If any provision of this Assignment shall be invalid or unenforceable to any extent, the remainder of this Assignment shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

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